UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2006
Starwood Hotels & Resorts Worldwide, Inc.
(Exact name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-7959 (Commission File Number)	52-1193298 (IRS Employer Identification No.)

1111 Westchester Avenue, White Plains, New York (Address of Principal Executive Offices)	10604 (Zip Code)
Registrant’s Telephone Number, Including Area Code: 914-640-8100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Starwood Hotels & Resorts
(Exact name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-6828 (Commission File Number)	52-0901263 (IRS Employer Identification No.)

1111 Westchester Avenue, White Plains, New York (Address of Principal Executive Offices)	10604 (Zip Code)
Registrant’s Telephone Number, Including Area Code: 914-640-8100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 10, 2006, Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts (the “Trust”), certain additional Dollar Revolving Loan Borrowers, certain additional Alternate Currency Revolving Loan Borrowers, various Lenders, Deutsche Bank AG New York Branch, as Administrative Agent, JPMorgan Chase Bank, N.A. and Societe Generale, as Syndication Agents, Bank of America, N.A. and Calyon New York Branch, as Co-Documentation Agents, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Book Running Managers, The Bank of Nova Scotia, Citicorp North America, Inc., and the Royal Bank of Scotland PLC, as Senior Managing Agents and Nizvho Corporate Bank, Ltd. as Managing Agent entered into a Credit Agreement (“Credit Agreement”). The Credit Agreement is a five-year $1.5 billion Senior Credit Facility, which replaces the existing $1.45 billion Credit Agreement dated October 9, 2002 (the “2002 Credit Facility”) that would have matured in October 2006. The Credit Agreement provides for revolving loans and the issuance of letters of credit to Starwood and certain of its subsidiaries of up to $150 million in Euros (available to Starwood Italia S.R.L. only) and $350 million in Euros (available to other Starwood subsidiaries), $250 million in Pounds Sterling, $100 million in Australian dollars, $100 million in Yen, $25 million in Canadian dollars and $100 million of other permitted Libor based currencies other than dollars, with an overall limit on outstanding loans in currencies other than dollars of $500 million.
     Each domestic Borrower and Sheraton Holding Corporation have also issued loan guarantees. The Sheraton Holding Corporation guaranty as well as the obligations of the Trust will be terminated upon the acquisition of those entities by Host Marriott Corporation. Interest rates on borrowings under the credit facility are based on LIBOR interest periods selected by the Borrower at the time of any advance and the rates vary depending upon Starwood’s leverage ratio (calculated as a ratio of funded debt versus EBITDA for the previous four quarters) or credit rating, with rates ranging as low as LIBOR plus 0.4% and up to a maximum of LIBOR plus 0.8%. The Borrowers may prepay the outstanding aggregate principal amount, in whole or in part, at any time, subject to certain restrictions. The Credit Agreement also includes customary mandatory prepayment provisions which are triggered when certain events occur, for example, the Company inadvertently exceeding the sub-commitment limits for any currency. The Credit Agreement and related documents contain customary financial covenants and default provisions.
     This new credit facility replaces the 2002 Credit Facility which has now been terminated. All letters of credit outstanding and all outstanding obligations under the 2002 Credit Facility were terminated and replaced or rolled into and became obligations under the Credit Agreement as of the closing date.
     A copy of the Credit Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
     On February 10, 2006, in conjunction with the entrance into the new Credit Agreement, that certain 2002 Credit Facility, dated October 9, 2002, among Starwood Hotels & Resorts Worldwide, Inc., certain additional Alternate Currency Revolving Loan Borrowers, various Lenders, Deutsche Bank AG New York Branch, as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, Bank of America, N.A., Fleet National Bank and Societe Generale, as Co-Documentation Agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Joint Book Running Managers, was terminated. The 2002 Credit Facility was a $1.45 billion Credit Agreement that was prepayable subject to standard breakage provisions, if any, and was scheduled to mature in October 2006.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 concerning the Company’s direct financial obligations is hereby incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Credit Agreement, dated as of February 10, 2006, among Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, certain additional Dollar Revolving Loan Borrowers, certain additional Alternate Currency Revolving Loan Borrowers, various Lenders, Deutsche Bank AG New York Branch, as Administrative Agent, JPMorgan Chase Bank, N.A. and Societe Generale, as Syndication Agents, Bank of America, N.A. and Calyon New York Branch, as Co-Documentation Agents, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Book Running Managers, The Bank of Nova Scotia, Citicorp North America, Inc., and the Royal Bank of Scotland PLC, as Senior Managing Agents and Nizvho Corporate Bank, Ltd. as Managing Agent.

99.1	Press Release dated February 13, 2006 of Starwood Hotels & Resorts Worldwide, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Registrant)

By:	/s/ Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Executive Vice President, General Counsel and Secretary

STARWOOD HOTELS & RESORTS
(Registrant)

By:	/s/ Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Vice President, General Counsel and Secretary
Date: February 15, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Credit Agreement, dated as of February 10, 2006, among Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, certain additional Dollar Revolving Loan Borrowers, certain additional Alternate Currency Revolving Loan Borrowers, various Lenders, Deutsche Bank AG New York Branch, as Administrative Agent, JPMorgan Chase Bank, N.A. and Societe Generale, as Syndication Agents, Bank of America, N.A. and Calyon New York Branch, as Co-Documentation Agents, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Book Running Managers, The Bank of Nova Scotia, Citicorp North America, Inc., and the Royal Bank of Scotland PLC, as Senior Managing Agents and Nizvho Corporate Bank, Ltd. as Managing Agent.

99.1	Press Release dated February 13, 2006 of Starwood Hotels & Resorts Worldwide, Inc.